UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2016
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OpGen, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 22, 2016, at the Annual Meeting of Stockholders for 2016 (the “Annual Meeting”), the stockholders of OpGen, Inc. (the “Company”) voted to approve, among other things, a plan under which a stock option award was made by the Board of Directors of the Company outside of the stockholder-approved equity incentive plan to Evan Jones, the Chairman of the Board and Chief Executive Officer, to acquire 766,500 shares of the Company’s Common Stock.  The plan and stock option grant were approved by the Board of Directors on April 28, 2016, and disclosed in a Current Report on Form 8-K filed by the Company on May 2, 2016 and incorporated herein by reference.
Item 5.07                          Submission of Matters to a Vote of Security Holders.
On June 22, 2016, the Company held its Annual Meeting for 2016.  At the Annual Meeting, the total number of shares represented in person or by proxy was 11,350,556 of the 12,581,790 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 27, 2016.  The following matters were voted upon at the Annual Meeting:
1.            Election of Directors.  The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2017 or until their successors are elected and qualified.  The votes cast were as follows:
Nominee	For	Vote Withheld

Evan Jones	9,749,443	190,317
Brian G. Atwood	9,751,077	188,683
Harry J. D'Andrea	9,938,260	1,500
Timothy J.R. Harris, Ph.D., D.Sc.	9,766,302	173,458
Laurence R. McCarthy, Ph.D.	9,762,052	177,708
David M. Rubin, Ph.D.	9,939,260	500
Misti Ushio, Ph.D.	9,765,302	174,458

2.            The vote of the stockholders with respect to the approval of the compensatory plan under which a stock option award is made by the Board of Directors outside of the stockholder-approved equity incentive plan to Evan Jones to acquire 766,500 shares of common stock was:
9,612,961 votes	FOR the resolution
316,801 votes	AGAINST the resolution
9,998 votes	ABSTAIN

3.            The vote of the stockholders to ratify the appointment of CohnReznick LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, was:
11,346,261 votes	FOR the resolution
1,585 votes	AGAINST the resolution
2,710 votes	ABSTAIN

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer
Date: June 24, 2016